SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported: May 4, 2005



                              Xpention Genetics, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                             333-107179                  98-030519
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

1859 Spyglass Place, Suite 110, Vancouver, B.C. Canada       V5Z 4K6
------------------------------------------------------      ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (778) 837-8788
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None

Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Xpention Genetics Inc. appointed a scientist, Dr. Zbigniew Walaszek as the Company's Chief Scientific Officer and Chairman of the Scientific Advisory Committee.

Dr. Walaszek received his Ph.D. in Bio-Organic Chemistry at Silesia Technical University and received postgraduate training at Ohio State University. He currently holds the position of Scientist at AMC Cancer Research Center and is a member of the University of Colorado Cancer Center in Denver, Colorado. Dr. Walaszek recently received an appointment to the faculty of The University of Texas Health Science Center in San Antonio, Texas as Associate Professor in the Department of Pharmacology. Dr. Walaszek was a member of the team of researchers which discovered the relationship between P65 and the presence of cancerous tumors. The work performed by Dr. Walaszek and his colleagues led to the issuance of three patents, owned by The University of Texas MD Anderson Cancer Center.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None

Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None


Section 8 - Other Events

Item 8.01 Other Events

        None


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  None

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 4, 2005                 Bayview Corporation



                                    By: /s/ David Kittrell
                                        ----------------------------------------
                                        David Kittrell, President









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